UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 14, 2005

Wright Express Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-526993
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

97 Darling Avenue, South Portland, Maine		04106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(207) 773-8171

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 14, 2005, the Compensation Committee of the Board of Directors of Wright Express Corporation (the "Company") approved the amended Wright Express Corporation Severance Pay Plan for Non Officers (the "Non Officer Plan") and the amended Wright Express Corporation Severance Pay Plan for Officers (the "Officer Plan," the Non Officer Plan and the Officer Plan collectively referred to as the "Plans"). The Plans apply to eligible non officers and officers who are involuntarily terminated by the Company, subject to certain conditions, as a result of: (i) a reduction in the Company’s workforce; (ii) elimination or discontinuation of one’s position if not offered a comparable position; or (iii) other circumstances as determined by the plan administrator, in its sole discretion, deemed appropriate for the payment of severance. All benefits under the Plans are paid in a lump sum payment, subject to the applicable tax deductions and withholdings and adjustment by the plan administrator.

Unless covered by an individual employment or severance arrangement, the Plans provide that: (i) non officer employees receive between one (1) and two (2) weeks of base pay, plus one additional week, as severance for each year of service, subject to a limitation of fifty-two (52) weeks of base pay and (ii) eligible officers receive between six (6) and fifty-two (52) weeks of base pay as severance depending on the title and length of service of the eligible officer. In addition, if the amount of severance pay that an officer would have received if calculated under the Non Officer Plan is greater than the amount of severance pay calculated under the Officer Plan, officers shall receive the higher amount.

The foregoing does not constitute a complete summary of the terms of the Plans and reference is made to the complete text of the Plans which will be filed as exhibits to the Company’s quarterly report on Form 10-Q for the fiscal quarter ending June 30, 2005.

Cautionary Statement Regarding Forward-Looking Information

This current report contains forward-looking statements, including statements regarding the intention of the Company to pay future severance benefits to eligible participants. These forward-looking statements include a number of risks and uncertainties that could cause actual results to differ materially. These risks include the decision by the Compensation Committee of the Board of Directors to continue such Plans, the ability of the Company to fund future payments and the other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission, including the final prospectus filed on February 16, 2005. Wright Express Corporation undertakes no obligation to update these forward-looking statements at any future date or dates.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wright Express Corporation

June 16, 2005	By:	/s/ Melissa D. Goodwin

Name: Melissa D. Goodwin
Title: Senior Vice President, Finance and Chief Financial Officer